                                                                    EXHIBIT 10.1

                               EXCHANGE AGREEMENT

                                        -

                                     BETWEEN
                GLOBAL GOLD, INC. (BAHAMAS) AND ITS SHAREHOLDERS
                                   ("SELLERS")

                                       AND

                 DELTA INTERNATIONAL MINING & EXPLORATION, LTD.
                         (PREVIOUSLY BEHMEN GROUP, INC.)
                                    ("BUYER")




                                        -

TABLE OF CONTENTS

SECTION 1......................................................................1
EXCHANGE OF SHARES

1.1      Exchange of Shares....................................................1
(a)      Wholly-Owned Subsidiary...............................................1

SECTION 2
REPRESENTATION AND WARRANTIES..................................................1

2.1      Representations and Warranties of Seller..............................1
(a)      Due Incorporation, Good Standing, and Qualification...................1
(b)      Capital Stock.........................................................1
(c)      Options, Warrants, and Rights.........................................2
(d)      Subsidiaries..........................................................2
(e)      Financial Statements..................................................2
(f)      Books and Records.....................................................2
(g)      No Material Change....................................................2
(h)      Actions in the Ordinary Course of Business............................2
(i)      Asset Acquisition.....................................................2
(j)      Title to Properties...................................................3
(k)      Litigation............................................................3
(l)      Licenses and Rights...................................................3
(m)      No Violation..........................................................3
(n)      Taxes.................................................................3
(o)      Accounts Receivable...................................................4
(p)      Contracts.............................................................4
(q)      Compliance with Law and Other Regulations.............................4
(r)      Insurance.............................................................4
(t)      Articles, Bylaws, and Minute Books....................................4
(u)      Employees.............................................................4
(v)      No Payments to Directors, Officers, Shareholders or Others............4
(v)      Status of Global Gold Common Stock Being Acquired.....................5
(x)      Accuracy of Statements................................................5

2.2      Further Representations and Warranties of Sellers.....................5
(a)      Ownership of Capital Stock of Global Gold.............................5
(b)      Rights to Acquire Shares..............................................5
(c)      Power to Execute Agreement............................................5
(d)      Agreement Not in Breach of Other Instruments..........................5
(e)      Reliance Upon Seller's Advisors.......................................5
(f)      Intent and Access.....................................................5

2.3      Representations and Warranties of Buyer...............................6
(a)      Due Incorporation, Good Standing, and Qualification...................6
(b)      Corporate Authority...................................................6
(c)      Capital Stock.........................................................6
(d)      Options, Warrants, and Rights.........................................6
(e)      Shareholders..........................................................6
(f)      Subsidiaries..........................................................7
(g)      Status of New Stock Being Issued......................................7
(h)      Financial Statements..................................................7
(i)      Books and Records.....................................................7

(j)      No Material Change....................................................7
(k)      Actions in the Ordinary Course of Business............................7
(l)      Title to Assets and Properties........................................7
(m)      Litigation............................................................8
(n)      Rights and Licenses...................................................8
(o)      No Violation..........................................................8
(p)      Taxes.................................................................8
(q)      Accounts Receivable...................................................8
(r)      Contracts.............................................................8
(s)      Compliance with Law and Other Regulations.............................9
(t)      Insurance.............................................................9
(u)      Certificate, Bylaws, and Minute Books.................................9
(v)      Employees.............................................................9
(w)      Regulatory Reports....................................................9
(x)      Accuracy of Statements................................................9

2.4      Survival of Representations and Warranties............................9

SECTION 3
COVENANTS OF BUYERS............................................................9

3.1      Covenants of Delta....................................................9

(a)      Operation of Global...................................................9
(b)      Board of Directors of Delta..........................................10
(c)      Employment/Consulting Contracts......................................10
(d)      Stockholders' Approval...............................................10

SECTION 4
FURTHER ASSURANCES............................................................10

SECTION 5
GENERAL.......................................................................10

5.1     Costs and Indemnity Against Finders...................................10
5.2     Controlling Law.......................................................11
5.3     Notices...............................................................11
5.4     Conflict of Interest..................................................11
5.5     Binding Nature of Agreement; No Assignment............................11
5.6     Entire Agreement......................................................11
5.7     Paragraph Headings....................................................11
5.8     Counterparts..........................................................11

Schedule A-- Shares of New Common Stock of Delta to be Acquired...............26
Schedule B-- Interests of Global Gold, Inc....................................28
Schedule C-- Global Gold, Inc.................................................29
Schedule D-- Delta International Mining & Exploration, Inc....................30
Financial Statements Global Gold, Inc. (Bahamas)..............................31

                                                                    EXHIBIT 10.1

                               EXCHANGE AGREEMENT

THIS STOCK EXCHANGE AGREEMENT ("Agreement") is entered into as of the 19th day of April, 1999, among DELTA INTERNATIONAL MINING & EXPLORATION, LTD., a Nevada corporation ("Delta" or "Buyer") (previously Behmen Group, Ltd.); and GLOBAL GOLD, INC. a Bahamian corporation ("Seller" or "Global"), and the shareholders of Global as shown on Schedule A hereto. Global and its selling shareholders are referred to collectively as "Sellers".

Delta and Sellers desire that Delta acquire substantially all of Sellers' shares of capital stock (the "Shares") of Global Gold, Inc., a Bahamian corporation ("Global"), in exchange for shares of Delta's New Common Stock, all on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants set forth herein, the parties agree as follows:

                                    SECTION 1
                               EXCHANGE OF SHARES

1.1 EXCHANGE OF SHARES. Based upon and subject to the representations, warranties, covenants, agreements, and other terms and conditions set forth in this Agreement, as of the date of this Agreement (the "Closing Date"), the Sellers hereby convey, transfer, assign, and deliver their Shares of Global to Delta in exchange for Delta's New Common Stock, par value $0.001 per share (the "New Common Stock"). Each Seller hereby conveys, transfers, assigns, and delivers to Delta the number of Shares set forth beside such Seller's name on Schedule A hereto, in exchange for the number of shares of New Common Stock set forth beside such Seller's name on Schedule A hereto. Delta and each of the Sellers hereby acknowledges receipt of the Shares and the shares of New Common Stock, respectively. Delta and each of the Sellers acknowledge and agree that shares of a New Common Stock shall be issued to Sellers in accordance with
Section 2 of this Agreement.

        (a) WHOLLY-OWNED SUBSIDIARY. As a result of the Exchange, Delta will own substantially all the Common Stock of Global, which will be operated as a subsidiary.

                                    SECTION 2
                         REPRESENTATIONS AND WARRANTIES

2.1 REPRESENTATIONS AND WARRANTIES OF SELLERS. Except as otherwise set forth in the Sellers' Disclosure Schedule delivered herewith by Sellers to and acknowledged as received by Delta, Sellers jointly and severally represent and warrant to Delta as follows:

        (a) DUE INCORPORATION, GOOD STANDING, AND QUALIFICATION. Global is a corporation duly organized, validly existing, and in good standing under the laws of The Bahamas with all requisite corporate power and authority to own, operate, and lease its assets and properties and to carry on its business as now being conducted. Global is not subject to any material disability by reason of the failure to be duly qualified as a foreign corporation for the transaction of business or to be in good standing under the laws of any jurisdiction. Sellers have heretofore delivered to Delta a list setting forth, as of the date of this Agreement, each jurisdiction in which (i) Global currently conducts its business or has in the past conducted its business on any basis, (ii) Global is qualified to do business, and (iii) Global is qualified for the purposes of sales and income taxes.

        (b) CAPITAL STOCK. As of the date hereof, Global has an authorized capital stock consisting of 25,000,000 shares of Common Stock, $.0.10 par value, of which such shares are issued and outstanding and all of which are owned by Sellers, free and clear of all claims, liens, charges, and encumbrances. All of the issued and outstanding shares of capital stock of Global have been validly authorized and issued and are fully paid and non-assessable.

         (c) OPTIONS, WARRANTS, AND RIGHTS. Other than as shown on Schedule D there are no outstanding options, warrants, or other rights to purchase, or securities or other obligations convertible into or exchangeable for, or-contracts, commitments, agreements, arrangements, or understandings to issue, any shares of its capital stock or other securities of Global.

        (d) SUBSIDIARIES. The outstanding shares of capital stock or other equity interests of the subsidiaries of Global are owned free and clear of all claims, liens, charges, and encumbrances. Global has shown on Schedule B hereto all such interest if any, that it owns, directly or indirectly, any capital stock or other equity securities of any other corporation or have any direct or indirect equity or ownership interest in any other corporation or other business.

        (e) FINANCIAL STATEMENTS. The Balance Sheet of Global as of September 30, 1998 and all related schedules and notes thereto, have been prepared in accordance with generally accepted accounting principles, which were applied on a consistent basis (except as described therein), are correct and complete, and present fairly, in all material respects, the financial position, Global as of September 30, 1998 does not have any material liabilities or obligations of a type that would be included in a balance sheet prepared in accordance with generally accepted accounting principles, whether related to tax or non-tax matters, accrued or contingent, due or not yet due, liquidated or unliquidated or otherwise, except as and to the extent disclosed or reflected in the Balance Sheet of Global as of September 30, or incurred since September 30, in the ordinary course of business or as contemplated by this Agreement.

        (f) BOOKS AND RECORDS. The books of account and other corporate records of Global are complete and accurate, have been maintained in accordance with good business practices, and the matters contained therein are appropriately or satisfactorily reflected in Global's financial statements.

        (g) NO MATERIAL CHANGE. Since September 30, 1998, there has not been and there is not threatened (i) any material adverse change in the business, assets, properties, financial condition, or operating results of Global, (ii) any loss or damage (whether or not covered by insurance) to any of the assets or properties of Global, which materially affects or impairs its ability to conduct its business, or (iii) any mortgage or pledge of any assets or properties of Global, or any indebtedness incurred by Global other than indebtedness, not material in the aggregate, incurred in the ordinary course of business.

        (h) ACTIONS IN THE ORDINARY COURSE OF BUSINESS. Since September 30, 1998, Global has not (i) taken any action outside of the ordinary and usual course of business; (ii) borrowed any money or become contingently liable for any obligation or liability of another; (iii) failed to pay any of its debts and obligations as they became due; (iv) incurred any debt, liability or obligation of any nature to any party except for obligations arising from the purchase of goods or the rendition of services in the ordinary course of business, none of which aggregate more than $10,000 with respect to the same supplier or customer;
(v) knowingly waived any right of substantial value; (vi) failed to use its best efforts to preserve its business organization intact, to keep available the services of its employees, or to preserve its relationships with its customers, suppliers and others with which it deals; or (vii) increased or committed to increase the salary, fee or compensation of any officer, employee, independent contractor, agent, firm or person performing services for it.

        (i) ASSET ACQUISITION. It is understood that no mining properties are presently held in the name of Global Gold, Inc. (Bahamas). Certain mining properties in Bolivia and in the state of Montana, USA, are presently held in the names of persons affiliated with Global including Gary L. Boyd, Robert E. Mathews, Garry J. Carlson, Peter C. Ellsworth and Colin Little.

Under an "Agreement Concerning Shares", dated November 8, 1996, Gary L. Boyd, Robert E. Mathews, W.C. McCaslin, Jack Wells and Charles Wells agreed to transfer the assets of Global Gold, Inc., S.A., to Global Gold, Inc. (Bahamas) in exchange for shares of common stock in Global

Gold, Inc. (Bahamas). The assets included equipment valued at $160,000 and a gold mining prospect near Sena, Bolivia ("Sena Project"). Although the concession for the Sena Project was initially in the names of Gary L. Boyd and Robert E. Mathews, they agreed to cause the title to such concession to be transferred to Global, S.A.

Garry J. Carlson, Colin Little (or nominee) and Peter C. Ellsworth have agreed to transfer all the diamond mining claims held in their individual names, for common stock in Delta.

It is understood that following the execution of this Agreement and related transactions, all the assets of Global will be owned by Delta through its subsidiary, Global Gold, Inc. (Bahamas).

        (j) TITLE TO PROPERTIES. Global has or will have by the closing date of this agreement good and marketable title to all of its real and personal assets and properties, including all assets and properties reflected in its audited, 1998 Balance Sheet acquired subsequent to September 30, 1998, except assets or properties disposed of subsequent to that date in the ordinary course of business. Such assets and properties are subject to no mortgage, indenture, pledge, lien, claim, encumbrance, charge, security interest, or title retention or other security arrangement except for liens for the payment of federal, state, and other taxes, the payment of which is neither delinquent nor subject to penalties, and except for other liens and encumbrances incidental to the conduct of the business of Global or the ownership of its assets or properties, which were not incurred in connection with the borrowing of money or the obtaining of advances and which do not in the aggregate materially detract from the value of the assets or properties of Global or materially impair the use thereof in the operation of its business, except in each case as disclosed in the September 30, 1998 Balance Sheet. All leases pursuant to which Global leases any substantial amount of real, mining or personal property are valid and effective in accordance with their respective terms.

        (k) LITIGATION. There are no actions, suits, proceedings, or other litigation pending or, to the knowledge of Sellers, threatened against Global, at law or in equity, or before or by any federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality that, if determined adversely to Global, would individually or in the aggregate have a material adverse effect on the business, assets, properties, operating results, prospects, or condition, financial or otherwise, of Global.

        (l) LICENSES AND RIGHTS. To the extent applicable, Global has provided Delta with a list of all of its licenses, trademarks, trademark rights, trade names, trade name rights.

        (m) NO VIOLATION. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not violate or result in a breach by Global of, or constitute a default under, or conflict with, or cause any acceleration of any obligation with respect to, (i) any provision or restriction of any charter, bylaw, loan, indenture, or mortgage of Global, or
(ii) any provision or restriction of any lien, lease agreement, contract, instrument, order, judgment, award, decree, ordinance, or regulation or any other restriction of any kind or character to which any assets or properties of Global is subject or by which Global is bound.

        (n) TAXES. Global has duly filed in correct form all Tax Returns (as defined below) relating to the activities of Global required or due to be filed (with regard to applicable extensions) on or prior to the Closing Date. All such Tax Returns are accurate and complete in all material respects, and Global has paid or made provision for the payment of all Taxes (as defined below) that have been incurred or are due or claimed to be due from it by federal, state, or local taxing authorities for all periods ending on or before the Closing Date, other than Taxes or other charges that are not delinquent or are being contested in good faith and have not been finally determined and have been disclosed to Delta. No claims for taxes or assessments are being asserted or threatened against Global. Sellers have furnished to Delta copies of all Tax Returns filed for or by Global since its inception. For purposes of this Agreement, the term "Taxes" shall mean all taxes, charges, fees, levies, or other assessments, including, without limitation, income, gross receipts, excise, property, sales, transfer, license, payroll, and franchise taxes, imposed by the United States, or any state, local or foreign government or subdivision or agency thereof and any interest, penalties or additions attributable thereto, and the term "Tax Return" shall mean any report, return, or other information required to be supplied to any taxing authority or required by any taxing authority to be supplied to any other person.

        (o) ACCOUNTS RECEIVABLE. The accounts receivable of Global have been acquired in the ordinary course of business and, to the knowledge of Sellers, are valid and enforceable, and are fully collectible, subject to no known defenses, set-offs, or counterclaims.

        (p) CONTRACTS. Except as shown on Schedule C hereto, Global is not a party to (i) any plan or contract providing for bonuses, pensions, options, stock purchases, deferred compensation, retirement payments, or profit sharing,
(ii) any collective bargaining or other contract or agreement with any labor union, (iii) any lease, installment purchase agreement, or other contract with respect to any real or personal property used or proposed to be used in its operations, excepting, in each case, items included within aggregate amounts disclosed or reflected in the September 30, 1998 Balance Sheet, (iv) any employment agreement or other similar arrangement not terminable by it upon 30 days or less notice without penalty to it, (v) any contract or agreement for the purchase of any commodity, material, fixed asset, or equipment in excess of $10,000, (vi) any contract or agreement creating an obligation of $10,000 or more, (vii) any contract or agreement that by its terms does not terminate or is not terminable by it upon 30 days or less notice without penalty to it, (viii) any loan agreement, indenture, promissory note, conditional sales agreement, or other similar type of arrangement, (ix) any material license agreement, or (x) any contract that may result in a material loss or obligation to it. All material contracts, agreements, and other arrangements to which Global is a party are valid and enforceable in accordance with their terms; and, to Sellers' knowledge, all other parties to each of the foregoing have performed in any material respects all obligations required to be performed to date; and neither Global nor, to Sellers' knowledge, any such other party is in default or in arrears under the terms of any of the foregoing.

        (q) COMPLIANCE WITH LAW AND OTHER REGULATIONS. Global is not subject to nor has Global been threatened with any material fine, penalty, liability, or disability as the result of its failure to comply with any requirement of federal, state, local, or foreign law or any regulation or any requirement of any governmental body or agency having jurisdiction over it, the conduct of its business, the use of its assets and properties, or any premises occupied by it.

        (r) INSURANCE. Global does not presently maintain any insurance coverage on its assets, properties, premises, operations, and personnel.

        (s) ARTICLES, BYLAWS, AND MINUTE BOOKS. Sellers have heretofore delivered to Delta true and complete copies of the Articles of Incorporation and Bylaws of Global as currently in effect. The minute books of Global contain complete and accurate records of all meetings and other corporate actions held or taken by the Board of Directors (or committees of the Board of Directors) and shareholders of Global since its incorporation.

        (t) EMPLOYEES. Global has never maintained or contributed to any "employee benefit plan," as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including, without limitation, any stock option plan, stock purchase plan, deferred compensation plan, or other similar employee benefit plan. Global never contributed to any "multi-employer pension plan," as such term is defined in Section 3(37)(A) of ERISA.

        (u) NO PAYMENTS TO DIRECTORS, OFFICERS, SHAREHOLDERS OR OTHERS. Except as shown on Schedules C and D, there has not been any purchase or redemption of any shares of capital stock of Global or any transfer, distribution or payment by Global, directly or indirectly, of any money or other assets or properties to any director, officer, shareholder or any of their affiliates or other person other than the payment of compensation for services actually rendered at rates not in excess of the rates prevailing on the September 30, 1998 balance sheet or payments in the ordinary course of business or for goods or services in other than arm's length transactions.

        (v) STATUS OF GLOBAL COMMON STOCK BEING ACQUIRED. The Shares being acquired in exchange for the shares of New Common Stock were validly authorized and issued, fully paid, and non-assessable.

        (w) ACCURACY OF STATEMENTS. Neither this Agreement nor any statement, list, certificate, or other information furnished by Global or Sellers to Delta in connection with this Agreement or any of the transactions contemplated hereby contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of circumstances in which they are made, not misleading.

2.2 FURTHER REPRESENTATIONS AND WARRANTIES OF SELLERS. Each Seller makes the following further representations and warranties as to himself.

        (a) OWNERSHIP OF CAPITAL STOCK OF GLOBAL. Each Seller owns the number of Shares set forth beside such Seller's name on Schedule A hereto. Such Seller has good, marketable and unencumbered title to such Shares, and there are no restrictions on his right to transfer such Shares to Delta pursuant to this Agreement.

        (b) RIGHTS TO ACQUIRE SHARES. Certain Sellers shown on Schedule D have outstanding options, warrants, or other rights to acquire shares of Global's capital stock.

        (c) POWER TO EXECUTE AGREEMENT. Each Seller has full power and authority to execute, deliver, and perform this Agreement and this Agreement is the legal and binding obligation of the Seller, enforceable against such Seller in accordance with its items, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

        (d) AGREEMENT NOT IN BREACH OF OTHER INSTRUMENTS. The execution and delivery of this Agreement, the consummation of the transactions hereby contemplated, and the fulfillment of the terms hereof, will not result in the breach of any term or provision of, or constitute a default under, or conflict with, or cause the acceleration of any obligation under, any agreement or other instrument of any description to which such Seller is a party or by which such Seller is bound, or any judgment, decree, order or award of any court, governmental body or arbitrator, or any law, rule or regulation applicable to such Seller.

        (e) RELIANCE UPON SELLER'S ADVISORS. Each Seller acknowledges that he has been encouraged to rely upon the advice of his legal counsel and accountants or other financial advisers with respect to the financial, tax, and other considerations relating to the acquisition of the shares of Common Stock of Delta. Such Seller represents and warrants that he has reviewed with his own tax advisors the federal, state, local, and international tax consequences of the investment in shares of the Common Stock. Such Seller is relying solely on such advisors and not on any statements or representations of Delta or any of its officers, directors, employees, agents or attorneys and understands that each Seller (and not Delta) shall be responsible for his own tax liability, if any, that may arise as a result of the acquisition of New Common Stock or the transactions contemplated by this Agreement.

        (f) INTENT AND ACCESS. Each Seller is acquiring the shares of New Common Stock without a view to the public distribution or resale in violation of any applicable federal or state securities laws. Seller acknowledges that the shares of New Common Stock to be exchanged hereby are not registered under the Securities Act of 1933, as amended, or any state securities laws and cannot be sold publicly without registration thereunder or an exemption from such registration. Seller understands that certificates for such New Common Stock will contain a legend with respect to the restrictions on transfer under federal and applicable state securities laws as well as the fact that the shares are "restricted securities" under such federal and state laws. Such Seller has been furnished with such information, both financial and non-financial, with respect to the operations, business, capital structure, and financial position of Delta and its subsidiaries as he believes necessary and has been given the opportunity to ask questions of any receive answers from Delta and its subsidiaries and their officers concerning Delta and its subsidiaries.

2.3 REPRESENTATION AND WARRANTIES OF DELTA. Except as otherwise set forth herein, and except as disclosed in any document which may be filed by Delta with the Securities and Exchange Commission ("SEC"), NASD Regulation, Inc. or other regulatory agency, Delta represents and warrants to Sellers as follows:

        (a) DUE INCORPORATION, GOOD STANDING, AND QUALIFICATION. Delta, previously named Behmen Group, Inc., is a corporation duly organized, validly existing, and in good standing under the laws of Nevada with all requisite corporate power and authority to own, operate, and lease its assets and properties and to carry on their business and now being conducted. Delta is not subject to any material disability by reason of the failure to be duly qualified as a foreign corporation for the transaction of business or to be in good standing under the laws of any jurisdiction.

        (b) CORPORATE AUTHORITY. Delta has the corporate power and authority to enter into this Agreement and carry out the transactions contemplated hereby. The Board of Directors of Delta has duly authorized the execution, delivery, and performance of this Agreement. No other corporate proceedings on the part of Delta are necessary to authorize the execution and delivery by Delta of this Agreement or the consummation by Delta of the transactions contemplated hereby, except that a meeting of Delta's stockholders shall be required to approve certain items set forth in this Agreement and the related matters. This Agreement has been duly executed and delivered by, and constitutes a legal, valid, and binding agreement of, Delta, enforceable against it in accordance with its terms, except that (i) Delta must obtain the approvals referred to in the immediately preceding sentence, (ii) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relation to creditors' rights, and (iii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

        (c) CAPITAL STOCK. As of the date hereof, Delta has authorized capital stock consisting of 25,000,000 shares of common stock, of which 2,996,000 shares were previously issued and are outstanding. As of the date hereof, 475,000 shares of Common Stock were reserved for issuance upon the exercise of Management Stock Options. All of the issued and outstanding shares of capital stock of Delta have been, and when issued pursuant to this Agreement, each share of Common Stock to be issued pursuant to this Agreement will be, validly authorized and issued and fully paid and non-assessable.

Delta has authorized 5,000,000 shares of Preferred Stock, the terms of which may be decided upon by the Board of Directors. No Preferred Stock has been issued.

        (d) OPTIONS, WARRANTS, AND RIGHTS. Other than as provided in Schedule D hereto, Delta has no outstanding options, warrants, or other rights to purchase, or securities or other obligations convertible into or exchangeable for, or contracts, commitments, agreements, arrangements or understandings to issue, any shares of their capital stock or other securities.

        (e) SHAREHOLDERS. Delta presently has 2,996,000 shares of common stock outstanding, which are held by 35 shareholders (as of February 27, 1998). all of the outstanding shares were issued upon formation of the corporation under the name Behmen Group, Ltd. Of that amount,

546,000 shares which are held by 32 shareholders now are not affiliates of the corporation will be qualified for resale to the public when all the conditions of Rule 144 of the Act are fulfilled, including, but not limited to, the filing of a Form 15c2-11 to meet the current public information requirements of Rule
144. The balance of the shares are held by officers, directors and control persons of Delta, all of which are "restricted" as defined under the Rule 144 of the Act.

        (f) SUBSIDIARIES. Delta does not presently own, directly or indirectly, any capital stock or other equity securities of any other corporation or have any direct or indirect equity or ownership interest in any other corporation or other business.

        (g) STATUS OF NEW COMMON STOCK BEING ISSUED. The shares of New Common Stock issued in exchange for the Shares are validly authorized and when issued in accordance with this Agreement shall be validly issued, fully paid, non-assessable, restricted as to re-sales but intended to qualify for eventual trading over-the-counter (OTC) and/or on the NASDAQ Bulletin Board, and free of preemptive or other similar rights, but subject to the resale restrictions required by Rule 144 promulgated pursuant to the Securities Act of 1933, as amended ("Rule 144").

        (h) FINANCIAL STATEMENTS. The Balance Sheets of Delta and all related schedules and notes to the foregoing as of March 31, 1999, have been reported on by Pannell, Kerr & Foster, CPA, 420 Lexington Avenue, New York, NY 10170. The foregoing Balance Sheet has been prepared in accordance with generally accepted accounting principles, which were applied on a consistent basis, are correct and complete, and present fairly, in all material respects, the financial position of Delta for the periods indicated. Delta has no material liabilities or obligations of a type that would be included in a balance sheet, whether related to tax or non-tax matters, accrued or contingent, due or not yet due, liquidated or un-liquidated or otherwise.

        (i) BOOKS AND RECORDS. The books of account and other corporate records of Delta are complete and accurate, have been maintained in accordance with good business practices, and the matters contained therein are appropriately reflected in Delta's financial statements.

        (j) NO MATERIAL CHANGE. Since March 31, 1999, there has not been and there is not threatened (i) any material adverse change in the business, assets, properties, financial condition, or operating results of Delta or its subsidiaries taken as a whole, (ii) any loss or damage (whether or not covered by insurance) to any of the assets or properties of Delta or its subsidiaries, which materially affects or impairs their ability to conduct their business, or
(iii) any mortgage or pledge of any material amount of the assets or properties of Delta, or any indebtedness incurred by Delta, other than indebtedness, not material in the aggregate, incurred in the ordinary course of business.

        (k) ACTIONS IN THE ORDINARY COURSE OF BUSINESS. Since May 31, 1998, Delta has not (i) taken any action outside of the ordinary and usual course of business; (ii) borrowed any money or become contingently liable for any obligation or liability of another; (iii) failed to pay any of its debts and obligations as they became due; (iv) incurred any debt, liability or obligation of any nature to any party except for obligations arising from the purchase of goods or the rendition of services in the ordinary course of business, none of which aggregate more than $10,000 with respect to the same supplier or customer;
(v) knowingly waived any right of substantial value; (vi) failed to use its best efforts to preserve its business organization intact, to keep available the services of its employees, or to preserve its relationships with its customers, suppliers and others with which it deals; or (vii) increased or committed to increase the salary, fee or compensation of any officer, employee, independent contractor, agent, firm or person performing services for it.

        (l) TITLE TO ASSETS AND PROPERTIES. Delta has good and marketable title to all of its respective real and personal assets and properties, including all assets and properties reflected in the Balance Sheet of Delta as of May 31, 1998, or acquired subsequent to that date, except assets or properties disposed of subsequent to that date in the ordinary course of business. Such assets are subject to no mortgage, indenture, pledge, lien, claim, encumbrance, charge, security interest, or title retention or other security arrangement. Delta owns or has the right to use all assets necessary to conduct its business.

        (m) LITIGATION. There are no actions, suits, proceedings, or other litigation pending or, to the knowledge of Delta, threatened against Delta, at law or in equity, or before or by any federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality that, if determined adversely to Delta or its subsidiaries, would individually or in the aggregate have a material adverse effect on the business, assets, properties, operating results, prospects, or condition, financial or otherwise, of Delta taken as a whole.

        (n) RIGHTS AND LICENSES. Delta is not subject to any material disability or liability by reason of its failure to possess any trademark, trademark right, trade name, trade name right, or license.

        (o) NO VIOLATION. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not violate or result in a breach by Delta of, or constitute a default under, or conflict with, or cause any acceleration of any obligation with respect to, (i) any provision or restriction of any charter, bylaw, loan, indenture, or mortgage of Delta, or
(ii) any provision or restriction of any lien, lease agreement, contract, instrument, order, judgment, award, decree, ordinance, or regulation or any other restriction of any kind or character to which any assets or properties of Delta is subject or by which Delta is bound.

        (p) TAXES. Delta has duly filed in correct form all Tax Returns relating to the activities of Delta required or due to be filed (with regard to applicable extensions) on or prior to the Closing Date. All such Tax Returns are accurate and complete in all material respects, and Delta has paid or made provision for the payment of all Taxes that have been incurred or are due or claimed to be due from it by federal, state, or local taxing authorities for all periods ending on or before the Closing Date, other than Taxes or other charges that are not delinquent or are being contested in good faith and have not been finally determined and have been disclosed to Seller. The amounts set up as reserves for Taxes on the books of Delta are sufficient in the aggregate for the payment of all unpaid Taxes (including any interest or penalties thereon), whether or not disputed, accrued, or applicable. No claims for taxes or assessments are being asserted or threatened against Delta.

        (q) ACCOUNTS RECEIVABLE. Delta has no accounts receivable.

        (r) CONTRACTS. Delta is not a party to (i) any plan or contract providing for bonuses, pensions, options, stock purchases, deferred compensation, retirement payments, or profit sharing, (ii) any collective bargaining or other contract or agreement with any labor union, (iii) any lease, installment purchase agreement, or other contract with respect to any real or personal property used or proposed to be used in its operations excepting, in each case, items included within aggregate amounts disclosed or reflected in the Balance Sheet of Delta as of May 31, 1998, (iv) any employment agreement or other similar arrangement not terminable by it upon 30 days or less notice without penalty to it, (v) any contract or agreement for the purchase of any commodity, material, fixed asset, or equipment in excess of $10,000, (vi) any contract or agreement creating an obligation of $10,000 or more, (vii) any contract or agreement that by its terms does not terminate or is not terminable by it upon 30 days or less notice without penalty to it, (viii) any loan agreement, indenture, promissory note, conditional sales agreement, or other similar type of arrangement, (ix) any material license agreement, or (x) any contract that may result in a material loss or obligation to it. All material contracts, agreements, and other arrangements to which Delta is a party are valid and enforceable in accordance with their terms; Delta, its subsidiaries, and all other parties to each of the foregoing have performed all obligations required to be performed to date; neither Delta, nor any such other party is in default or in arrears under the terms of any of the foregoing; and no condition exists or event has occurred that, with the giving of notice or lapse of time or both, would constitute a default under any of them.

        (s) COMPLIANCE WITH LAW AND OTHER REGULATIONS. Delta is not subject to or has been threatened with any material fine, penalty, liability, or disability as the result of its failure to comply with any requirement of federal, state, local, or foreign law or any regulation or any requirement of any governmental body or agency having jurisdiction over it, the conduct of its business, the use of its assets and properties, or any premises occupied by it.

        (u) CERTIFICATE, BYLAWS, AND MINUTE BOOKS. Delta agrees to deliver to Sellers true and complete copies of its Certificate of Incorporation and Bylaws of Delta as currently in effect. The minute books of Delta which are available for review at Delta's office, contain complete and accurate records of all meetings and other corporate actions held or taken by the Board of Directors and stockholders of Delta since its incorporation.

        (v) EMPLOYEES. Delta has never maintained or contributed to any "employee benefit plan," as such term is defined in Section 3(3) of ERISA, including, without limitation, any stock option plan, stock purchase plan, deferred compensation plan, or other similar employee benefit plan, other than Delta's Stock Option Plans. Neither Delta has ever contributed to any "multi-employer pension plan," as such term is defined in Section 3(37)(A) of ERISA.

        (w) REGULATORY REPORTS. The Form 15c2-11 to be filed by a market maker (and/or) other broker dealers) with the NASD will not intentionally contain a misstatement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as of the time the document was filed. No other report, proxy statement, or document has been required to be filed by Delta pursuant to the Securities Exchange Act of 1934.

        (x) ACCURACY OF STATEMENTS. Neither this Agreement nor any statement, list, certificate, or other information furnished by Delta to Sellers in connection with this Agreement or any of the transactions contemplated hereby contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading.

2.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties contained in this Agreement shall survive the consummation of the transactions contemplated by this Agreement irrespective of any investigations or inquiries made by any party or any knowledge that any party may possess, and each party shall be entitled to rely upon such representations and warranties irrespective of any investigations, inquiries, or knowledge. Notwithstanding the foregoing, no claims for indemnity arising out of a false, misleading, or otherwise incorrect representation or warranty may be made after one year from the Closing Date, and neither Delta nor Sellers shall be responsible for any indemnity claim for an amount less than $25,000 or greater than $500,000 arising out of a false, misleading, or otherwise incorrect representation or warranty relating to this Agreement.

                                    SECTION 3
                               COVENANTS OF DELTA

3.1 COVENANTS OF DELTA. Delta further agrees, unless Sellers otherwise agree in writing, subsequent to the Closing Date:

        (a) OPERATION OF GLOBAL. Unless otherwise determined by the Board of Directors of Delta following the stockholder approval referred to in Section 4.1(e) hereof, Global shall be operated as a separate subsidiary of Delta with its existing officers and management, except that the Board of Directors of Global shall include a Chairman, who also shall serve as the President and Chief Financial Officer of Global.

        (b) BOARD OF DIRECTORS OF DELTA. The Board of Directors of Delta shall authorize to have seven (7) members following the date hereof (the "Closing") and shall immediately following the Closing include the following persons serving in the following capacities:

Name                          Positions
----                          ---------
Robert E. Mathews.            Chairman of the Board of Directors,
                              Treasurer, Chief Financial Officer
Gary L. Boyd                  Co-Chairman of the Board of Directors; President and Secretary
Peter C. Ellsworth            Consulting Geologist, Director
Garry J. Carlson              Geologist-Geophysicist, Director; Vice President of Exploration

        (c) EMPLOYMENT/CONSULTING CONTRACTS. Delta shall execute employment or consulting contracts with Peter C. Ellsworth, Garry J. Carlson, Dr. Anthony J. Irving, all of whom have represented that they have substantial expertise in the gold and diamond mining and exploration industry.

        (d) DIRECTOR'S APPROVAL. Pursuant to Nevada law, prior to the Closing, the following actions will be approved by Delta:

            (i) Approval of this Exchange Agreement and the transactions contemplated herein.

            (ii) Approval of "Delta International Mining & Exploration, Ltd." as the new name of the corporation.

            (iii) Authorization of a management stock option plan and approval of initial grants thereunder.

            (iv) The amendment of Delta's Articles of Incorporation as required under Nevada law to accomplish the foregoing transactions.

            (v) Such other matters as shall be mutually agreed upon by the Board of Directors of Delta.

                                    SECTION 4
                               FURTHER ASSURANCES

On and after the Closing Date, Sellers and Delta shall execute and deliver all such deeds, bills of sale, assignments, and other instruments and shall take or cause to be taken such further or other actions as any party may reasonably request from time to time in order to effectuate the transactions provided for herein. The parties shall cooperate with each other and with their respective counsel and accountants in connection with any steps to be taken as a part of their respective obligations under this Agreement.

                                    SECTION 5
                                     GENERAL

5.1 COSTS AND INDEMNITY AGAINST FINDERS. Each party hereto shall be responsible for its own costs and expenses in negotiating and performing this Agreement and hereby indemnifies and holds the other parties harmless against any claim for finders' fees based on alleged retention of a finder by it.

5.2 CONTROLLING LAW. This Agreement and all questions relating to its validity, interpretation, performance, and enforcement shall be governed by and construed in accordance with the laws of the state of Nevada, notwithstanding any Nevada or other conflict-of-law provisions to the contrary.

5.3 NOTICES. All notices, requests, demands, and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when delivered against receipt or when deposited in the United States mails, first class postage prepaid, addressed as set forth below:

        If to Delta:                                        If to Sellers:
        ------------                                        --------------
        Delta International Mining & Exploration, Ltd.      Global Gold, Inc. (a Bahamas
        c/o Gary L. Boyd                                            corporation)
        11649 E. Cortez Drive                               c/o Robert E. Mathews
        Scottsdale, AZ 85259                                242 Kings Road
                                                            Lewisburg, KY 42256

        (see also Schedule A hereto)

With a Copy to:

A.F. Schaffer, P.C. 2700 N. Central Avenue Suite 1500 Phoenix, AZ 85004-1112

Any party may alter the address to which communications or copies are to be sent by giving notice to such other parties of change of address in conformity with the provisions of this paragraph for the giving of notice.

5.4 CONFLICT OF INTEREST. The parties hereto, recognizing that both corporations have the same control shareholders, acknowledge that the law firm of A.F. Schaffer, P.C., Phoenix, Arizona, has drafted this Agreement on behalf of both corporations, which by their execution of this Agreement, agree to such dual representation.

A.F. Schaffer, P.C. does not represent any individual shareholder of either corporation, and such shareholders are encouraged to seek and obtain their own legal and/or financial counsel.

5.5 BINDING NATURE OF AGREEMENT; NO ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, and assigns, except that no party may assign, delegate, or transfer its rights or obligations under this Agreement without the prior written consent of the other parties hereto. Any assignment, delegation, or transfer made in violation of this Section 7.4 shall be null and void.

5.6 ENTIRE AGREEMENT. This Agreement contains the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, inducements, and conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

5.7 PARAGRAPH HEADINGS. The paragraph headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

5.8 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

               (Remainder of this page intentionally left blank.)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

SELLING SHAREHOLDERS:                 DELTA:
                                      ------

(See Counterpart Signature Pages)     DELTA INTERNATIONAL MINING
                                      & EXPLORATION, LTD.

                                           By: /s/ Robert E. Mathews
                                               -------------------------------

                                           Name:   Robert E. Mathews

                                           Its:    C.F.O.

                                           Date:   4/26/99

                           COUNTERPART SIGNATURE PAGE
                           TO STOCK EXCHANGE AGREEMENT

        Exchanging 1,395,000 shares of Global Gold, Inc. for 1,395,000 shares of Delta Common Stock.


                              SELLING SHAREHOLDER:

                                     Name: Robert E. Mathews & Jack Wells
                                           ------------------------------------
                                           (print or type)

                                     Signature:  /s/ Robert E. Mathews
                                                 ------------------------------

                                     Date:          4/26/99
                                             ----------------------

                                     Signature:  /s/ Jack Wells
                                                 ------------------------------

                                     Date:          4/26/99
                                             ------------------------

                           COUNTERPART SIGNATURE PAGE
                           TO STOCK EXCHANGE AGREEMENT

Exchanging 75,000 shares of Global Gold, Inc. for 100,000 shares of Delta Common Stock.


                       SELLING SHAREHOLDER:

                               Name: Leland C. Jones
                                     -------------------------------------------
                                     (print or type)

                               Signature: /s/ Leland C. Jones          4/26/99
                                          --------------------------------------
                                                                        Date

                           COUNTERPART SIGNATURE PAGE
                           TO STOCK EXCHANGE AGREEMENT

Exchanging 22,250 shares of Global Gold, Inc. for 28,750 shares of Delta Common Stock.


                  SELLING SHAREHOLDER:


                           Name: Stephen Wood
                                 --------------------------------
                                 (print or type)

                           Signature: /s/ Stephen Wood              26 Apr 99
                                      -----------------------------------------

                           COUNTERPART SIGNATURE PAGE
                           TO STOCK EXCHANGE AGREEMENT

        Exchanging 575,000 shares of Global Gold, Inc. for 575,000 shares of Delta Common Stock.


                         SELLING SHAREHOLDER:

                         Name: Charles Wells
                               ------------------------------------------------
                               (print or type)

                         Signature:   /s/ Charles Wells                4/26/99
                                      -----------------------------------------
                                                                         Date

                           COUNTERPART SIGNATURE PAGE
                           TO STOCK EXCHANGE AGREEMENT

        Exchanging 25,000 shares of Global Gold, Inc. for 37,500 shares of Delta Common Stock.


                                  SELLING SHAREHOLDER:

                                  Name: R. Craig Allen Sr.
                                        ---------------------------------------
                                        (print or type)

                                  Signature:  /s/ R. Craig Allen
                                              ---------------------------------
                                                                        4/26/99

                           COUNTERPART SIGNATURE PAGE
                           TO STOCK EXCHANGE AGREEMENT

        Exchanging 25,000 shares of Global Gold, Inc. for 37,500 shares of Delta Common Stock.


                                 SELLING SHAREHOLDER:

                                 Name: R. Craig Allen Sr.
                                       ----------------------------------------
                                       (print or type)

                                 Signature: /s/ R. Craig Allen
                                            -----------------------------------
                                                                        4/26/99

                           COUNTERPART SIGNATURE PAGE
                           TO STOCK EXCHANGE AGREEMENT

        Exchanging 100,000 shares of Global Gold, Inc. for 100,000 shares of Delta Common Stock.

                                  Date: 4/26/99
                                        ---------------------------------------


                                  SELLING SHAREHOLDER:

                                  Name: Kahle W. Morris Sr.
                                        ---------------------------------------
                                        (print or type)

                                  Signature: /s/ Kahle W. Morris, Sr.
                                             ----------------------------------

                           COUNTERPART SIGNATURE PAGE
                           TO STOCK EXCHANGE AGREEMENT

        Exchanging 12,500 shares of Global Gold, Inc. for 18,750 shares of Delta Common Stock.

                                  Date: 4/26/99
                                        ---------------------------------------


                                  SELLING SHAREHOLDER:

                                  Name: Dattattrya Prajapati
                                        ---------------------------------------
                                        (print or type)

                                  Signature: /s/ Dattatrya Prajapati
                                             ----------------------------------

                           COUNTERPART SIGNATURE PAGE
                           TO STOCK EXCHANGE AGREEMENT

        Exchanging 25,000 shares of Global Gold, Inc. for 37,500 shares of Delta Common Stock.

                                  Date: 4/26/99
                                        ---------------------------------------


                                  SELLING SHAREHOLDER:

                                  Name: Thomas N. Thompson
                                        ---------------------------------------
                                        (print or type)

                                  Signature: /s/ Thomas N. Thompson
                                             ----------------------------------

                           COUNTERPART SIGNATURE PAGE
                           TO STOCK EXCHANGE AGREEMENT

        Exchanging 65,000 shares of Global Gold, Inc. for 65,000 shares of Delta Common Stock.

                                  Date: Jack Wells                      4/26/99
                                        ---------------------------------------


                                  SELLING SHAREHOLDER:

                                  Name: Jack J. Wells
                                        ---------------------------------------
                                        (print or type)

                                  Signature: /s/ Jack J. Wells
                                             ----------------------------------

                           COUNTERPART SIGNATURE PAGE
                           TO STOCK EXCHANGE AGREEMENT

        Exchanging 80,000 shares of Global Gold, Inc. for 105,000 shares of Delta Common Stock.


                                  SELLING SHAREHOLDER:

                                  Name: Ron Segebarth
                                        ---------------------------------------
                                        (print or type)

                                  Signature: /s/ Ron Segebarth          4/26/99
                                             ----------------------------------

                           COUNTERPART SIGNATURE PAGE
                           TO STOCK EXCHANGE AGREEMENT

        Exchanging 12,500 shares of Global Gold, Inc. for 18,750 shares of Delta Common Stock.


                                  SELLING SHAREHOLDER:

                                  Name: John P. Pace, Jr.
                                        ---------------------------------------
                                        (print or type)

                                  Signature: /s/ John P. Pace, Jr.      4/26/99
                                             ----------------------------------

                           COUNTERPART SIGNATURE PAGE
                           TO STOCK EXCHANGE AGREEMENT

        Exchanging 150,000 shares of Global Gold, Inc. for 150,000 shares of Delta Common Stock.

                           SELLING SHAREHOLDER:

                           Name: Henry Ramsey Morris, Jr.
                                 ----------------------------------------------
                                 (print or type)

                           Signature: /s/ Henry Ramsey Morris, Jr.      4/26/99
                                      -----------------------------------------

                                   SCHEDULE A

                                               Number of Shares        Number of Initial
                                             of Global Gold, Inc.        Shares of New
SELLERS:                                       (Bahamas) to be          Common Stock of
Name                              Class           Transferred         Delta to be Acquired
------------------------------------------------------------------------------------------
Gary L. Boyd
11649 E. Cortez Drive
Scottsdale, AZ 85259              Common             697,500                697,500(1)

W.C. McCaslin
30501 Green Valley Road
Gavois Mills, MO 65037            Common             697,500                697,500

Robert E. Mathews & Jack Wells
Partnership
2141 Bittel Road
Owensboro, KY 42301               Common           1,395,000              1,395,000(2)

Charles Wells
2445 Happy Hollow Road
Hopkinsville, KY 42240            Common             575,000                575,000

Leland C. Jones
1521 Copper Creek Drive
Owensboro, KY 42303               Common              75,000                100,000

Stephen Wood
P.O. Box 100
Powderly, KY 42367                Common              22,500                 28,750

Thomas N. Thompson
P.O. Box 458
Owensboro, KY 42302               Common              25,000                 37,500

R. Craig Allen Sr.
314 Jonaquin Circle
Hopkinsville, KY 42240            Common              25,000                 37,500

Dattatraya Prajapati
2415 N. Stratford Drive
Owensboro, KY 42301               Common              12,500                 18,750

Ron Segebarth
1185 Otter Lake Coop
Hanson, KY 42413                  Common              80,000                105,000

John P. Pace Jr.
1506 Dean Avenue
Owensboro, KY 42301               Common              12,500                 18,750

Henry Ramsey Morris, Jr.
P.O. Box 4030
Hopkinsville, KY 42240            Common             150,000                150,000

Kahle W. Morris, Sr.              Common             100,000                100,000
1907 Russellville Road
Hopkinsville, KY 42240

Jack Wells                        Common              65,000
991 West 1st Street
Owensboro, KY 42301

Lorena Fernandez                  Common               3,000

Owen Peer                         Common              40,000

Abraham Camacho                   Common               7,000

Esteban Camacho                   Common               7,000

Ronald Roe                        Common               5,000

Earl Gilbrech                     Common                                     10,000

Robert Nicholson                  Common                                      5,000

        TOTALS:                                    3,994,500              3,976,250

(1)      Mr. Boyd has an option to purchase 200,000 shares of Common Stock.

(2)      Mr. Mathews has an option to purchase 275,000 shares of Common Stock.

                                SCHEDULE B - (per Section 2.1(d))

Interest(s) of Global Gold, Inc. (Bahamas) in other business(es).

1. Global Gold, Inc. S.A. ("Global-Bolivia"). Global (Bahamas) owns ___________ shares of ____________________ outstanding shares of Global-Bolivia. The remaining __________ shares are held by citizens of Bolivia in order to qualify under Bolivian law.

                                   SCHEDULE C

                    GLOBAL GOLD, INC. - (per Section 2.1 (d))

Payments to Directors, Officers, Shareholders or others.

                                   SCHEDULE D

                 DELTA INTERNATIONAL MINING & EXPLORATION, INC.

The following obligations to issue common stock of Global Gold/Delta, are as provided below:

Options: Options to purchase common stock have been granted to:

(a) Robert E. Mathews.............................................275,000 shares

(b) Gary L. Boyd..................................................200,000 shares

These Options are exercisable at $___________ per share, at any time within ______ years.

Loans Convertible to Stock:
---------------------------

(a) Jack Wells....................................................100,000 shares

(b) W.C. McCaslin.................................................100,000 shares

(c) Henry Ramsey Morris, Jr....................................... 50,000 shares


Shares to Be Issued Pursuant to Asset Acquisitions:
----------------------------------------------------
(a) Garry J. Carlson (b) Colin Little or nominee (c) Peter C. Ellsworth

* An aggregate of 15.0% of the outstanding common stock of Delta after a secondary offering, to be divided between the three (3) following persons:

              FINANCIAL STATEMENTS -- GLOBAL GOLD, INC. (BAHAMAS)

                                ROYALTY AGREEMENT

THIS AGREEMENT dated as of the 15th day of October, 1999

BETWEEN:

              FRONT RANGE EXPLORATION CORPORATION, Turks and Caicos
                   Islands (hereinafter called "Front Range")

                                OF THE FIRST PART

AND:

            DELTA INTERNATIONAL MINING AND EXPLORATION INC., a body corporate duly incorporated pursuant to the laws of the State of Nevada having its place of business at 11649 East Cortez Drive, Scottsdale, Arizona, 85259, USA

(hereinafter called "Delta")

                               OF THE SECOND PART

WHEREAS:

A. Front Range has located mineral properties in Bolivia for Delta on the terms of a verbal agreement between the parties and the parties now wish to enter into this Agreement to formalize their prior verbal agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the foregoing and of the sum of $10.00 paid to the parties to the other, the receipt of which is hereby acknowledged, the parties hereto agree each with the other as follows:

1.  CONSIDERATION

1.1 As consideration for the locating by Front Range of mineral properties in South America for Delta and as consideration for the continued efforts of Front Range in locating mineral properties in South America for Delta, Delta hereby agrees to allot and issue 300,000 shares to Front Range and to grant the Royalty in accordance with Schedule "A".

1.2 The Royalty shall be payable on all properties in South America presently held by Delta which have been located by Front Range and on all properties located by Front Range that are subsequently acquired by Delta.

2.  GENERAL PROVISIONS

2.1 Time shall be of the essence of this agreement.

2.2 This agreement contains the whole agreement between the parties hereto in respect of the subject matter hereof and there are no warranties, representations, terms, conditions or collateral agreements expressed, implied or statutory, other than as expressly set forth in this agreement.

2.3 This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. No party may assign its rights under this Agreement without the consent of the other parties.

2.4 Any notice to be given under this agreement shall be duly and properly given if made in writing and by delivering or telecopying the same to the addressee at the address as set out on page one of this Agreement. Any notice given as aforesaid shall be deemed to have been given or made on, if delivered, the date on which it was delivered or, if telecopied, on the next business day after it was telecopied. Any party hereto may change its address for notice from time to time by notice given to the other parties hereto in accordance with the foregoing.

2.5 This Agreement may be executed in one or more counterparts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

2.6 This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Nevada, and each of the parties hereto irrevocably attorns to the exclusive jurisdiction of the Courts of the State of Nevada.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

DELTA INTERNATIONAL MINING AND EXPLORATION INC.

Per: /s/ Gary L. Boyd



------------------------------------
Gary L. Boyd, President

Per: /s/ Robert Mathews



------------------------------
Robert Mathews, CFO

SIGNED, SEALED AND DELIVERED
by Front Range Exploration
Corporation in the presence of:



--------------------------------            ------------------------------------
Witness Signature                           Front Range Exploration Corporation

--------------------------------
Name

--------------------------------
Address

                                  Schedule "A"


                            GROSS OVERRIDING ROYALTY

Pursuant to the Agreement to which this Schedule is attached (the "Agreement"), a party (the "Royalty Holder") may be entitled to a gross overriding royalty (the "Gross Overriding Royalty") payable by the other party or parties (the "Royalty Payor"), which shall be equal to 2% of the "Appraised Value" (as hereinafter defined and reconciled as hereinafter provided) of all gem and industrial diamonds ("Diamonds") recovered, sorted and graded from the Property (as defined in the Agreement), free and clear of all costs of development and operation, and subject only to taxes and royalties (except income taxes) and the fees and expenses of graders as hereinafter provided.

"Appraised Value" means the valuation in American Dollars of the Diamonds at the mine site determined by an independent grader appointed by the Royalty Payor. Such independent grader shall be duly qualified and accredited, and shall sort, grade and value the Diamonds in accordance with industry standards, having regard to, but without limiting the generality of the foregoing, the commercial demand for the Diamonds, the grades of the Diamonds (gem or industrial) and the colors, sizes and clarity of the Diamonds. The independent valuator shall value each particular classification of the Diamonds in accordance with the industry pricebooks, standards and formulas.

The Gross Overriding Royalty will be calculated and paid within 30 days of the end of each calendar quarter, based on all diamonds from the Property which were graded in such calendar quarter.

Within 90 days after the Royalty Payor has received payment for all Diamonds from the Property which were graded in a calendar year, it will reconcile the Appraised Value (deducting only taxes, royalties and the fees and expenses of graders as aforesaid) of all such Diamonds with the actual proceeds received by the Royalty Payor from the sale of such Diamonds (deducting only taxes royalties and the fees and expenses of graders as aforesaid) and provide to the Royalty Holder, a statement showing all pertinent information in sufficient detail to explain the calculation of the royalty payment. If the aggregate proceeds (deducting only royalties and the fees and expenses of graders as aforesaid) are greater than the said Appraised Value, the Royalty Payor will pay to the Royalty Holder its proportionate share of the excess. If the Appraised Value is greater than the said aggregate proceeds (deducting only taxes, royalties and the fees and expenses of graders as aforesaid), then the Royalty Holder will pay to the Royalty Payor its proportionate share of the excess.

All Gross Overriding Royalty payments shall be considered final and in full satisfaction of all obligations of the Royalty Payor with respect thereto, unless the Royalty Holder gives the Royalty Payor written notice describing and setting forth a specific objection to the calculation thereof within 12 months after receipt by the Royalty Holder of the statement herein provided for. If the Royalty Holder objects to a particular statement as herein provided, the Royalty Holder shall, for a period of 30 days after the Royalty Payor's receipt of notice of such objection, have the right upon reasonable notice and at a reasonable time, to have the Royalty Payor's accounts and records relating to the calculation of the Royalty in question audited by a chartered accountant acceptable to the Royalty Holder and to the Royalty Payor. If such audit determines that there has been a deficiency or any excess in the payment made to the Royalty Holder such deficiency or excess shall be resolved by adjusting the next quarterly Gross Overriding Royalty payment due hereunder. The Royalty Holder shall pay all costs of such audit unless a deficiency or more than ten percent (10%) of the amount due is determined to exist. All books and records used by the Royalty Payor for adjustment in such 12 month period shall establish the correctness and preclude the filing of exceptions or making of claims for adjustment thereon.

In addition, if the Royalty Payor conducts an audit, either internally or by an independent auditor, of the operations on or in respect of the Property, the Royalty Holder will be notified and, at its request, will be provided with a copy of the portion or portions of such audit which pertain to production statistics.